UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

Southern National Bancorp of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive
 McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2018, the Board of Directors (the “Board”) of Southern National Bancorp of Virginia, Inc. (the “Company” or “Southern National”) appointed Jeffrey L. Karafa to serve as Executive Vice President and Chief Financial Officer of the Company, effective September 19, 2018.

Mr. Karafa, 53, most recently served as Executive Vice President and Chief Financial Officer of The National Capital Bank of Washington in Washington, D.C., beginning in 2013. Mr. Karafa was Chief Operating Officer and Interim Chief Financial Officer of Bank of Michigan in Farmington Hills, Michigan from 2012 until 2013. Mr. Karafa was Senior Vice President, Chief Financial Officer and Head of Operations of Fidelity Bank and Dearborn Bancorp, Inc. (now Huntington National Bank) in Dearborn, Michigan from 1994 until 2012. Mr. Karafa holds a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from University of Detroit—Mercy.

Mr. Karafa will receive an annual base salary at the rate of $250,000 per year, and he will be eligible for an annual bonus at the discretion of the Board. In addition, Mr. Karafa will receive 4,000 shares of restricted stock that will vest ratably over five years, subject to his continued employment with the Company. The Company intends to enter into change in control agreement with Mr. Karafa pursuant to which he will receive his monthly salary for fifteen months in the event of a change in control of the Company.

There are no familial relationships between Mr. Karafa and any director or executive officer of the Company. Finally, Mr. Karafa has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

A copy of the press release announcing Southern National’s appointment of Mr. Karafa is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

	By:	/s/ Joe A. Shearin
September 20, 2018		Joe A. Shearin
Chief Executive Officer